Aon plc - Worldwide Subsidiaries as of December 31, 2022		Exhibit 21

Name	Country	State/Province
Admiseg S.A.	Argentina
Aon Argentina Corredores de Reaseguros S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Aon Soluciones S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Marinaro Dundas S.A.	Argentina
SN Re S.A.	Argentina
Swire Blanch MSTC II S.A.	Argentina
Swire Blanch MSTC S.A.	Argentina
Aon Advisory Australia Pty Limited	Australia
Hogg Robinson Financial Services Limited	Australia
Affinity Risk Partners (Brokers) Pty Ltd	Australia
Aon Australia Group Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon Australian Holdco 3 Pty Ltd	Australia
Aon Reinsurance Australia Limited	Australia
Aon Charitable Foundation Pty Ltd	Australia
Aon Consolidated Group Pty Ltd	Australia
Aon Corporation Australia Limited	Australia
Aon Group Pty Ltd	Australia
Aon Hewitt Financial Advice Limited	Australia
Aon Holdings Australia Pty Ltd	Australia
Aon Product Design & Development Australia Pty Ltd	Australia
Aon Risk & Asset Management Pty Ltd	Australia
Aon Risk Services Australia Limited	Australia
Aon Services Pty Ltd	Australia

Name	Country	State/Province
Aon Superannuation Pty Ltd	Australia
Cut-e Australia Pty Ltd	Australia
HIA Insurance Services Pty Ltd	Australia
One Underwriting Pty Ltd	Australia
Aon Austria GmbH	Austria
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hübener Gesellschaft m.b.H.	Austria
Insurance Company of the Bahamas Limited	Bahamas
J.S. Johnson & Company Limited	Bahamas
Aon Bahrain W.L.L.	Bahrain
Aon Insurance Managers (Barbados) Ltd.	Barbados
Agenion N.V./S.A.	Belgium
Aon Belgium B.V.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./S.A.	Belgium
Marilla Reinsurance Ltd.	Bermuda
Marilla Capital Ltd.	Bermuda
Aon Finance Bermuda 1 Ltd.	Bermuda
Marilla Investment Management Ltd.	Bermuda
Marilla Reinsurance Holdings Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Bermuda Holding Company Limited	Bermuda
Aon Bermuda QI Holdings Ltd.	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd.	Bermuda
One Underwriting (Bermuda) Ltd.	Bermuda
International Risk Management Group Ltd.	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda

Name	Country	State/Province
White Rock Services (Bermuda) Ltd.	Bermuda
Aon Bolivia S.A. Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros	Bolivia
ADM Administradora de Benefícios Ltda.	Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.	Brazil
Associação Instituto Aon	Brazil
Aon Brasil Corretora de Resseguros Ltda.	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Blist – Soluções, Assistência e Serviços Empresariais Ltda.	Brazil
Aon Solutions Canada Inc.	Canada	Nova Scotia
Groupe-conseil Aon Inc.	Canada	Quebec
Aon Solutions Canada, a Partnership	Canada	Ontario
Aon Solutions Corp.	Canada	Nova Scotia
7193599 Canada Inc.	Canada	Ontario
Aon Reinsurance Canada ULC	Canada	Nova Scotia
Aon Canada Holdings N.S. ULC	Canada	Nova Scotia
Aon Canada Inc.	Canada	Ontario
Aon Direct Group Inc.	Canada	Ontario
Aon Finance Canada 1 Corp.	Canada	Ontario
Aon Finance Canada 2 Corp.	Canada	Ontario
Aon Finance N.S. 1, ULC	Canada	Nova Scotia
Aon Finance N.S. 5, ULC	Canada	Nova Scotia
Aon Investments Canada Inc.	Canada	Ontario
Aon Parizeau Inc.	Canada	Quebec
Aon Reed Stenhouse Inc.	Canada	Ontario
Aon Securities Investment Management Inc.	Canada	Ontario
Coles Aon Partnership	Canada	British Columbia
Aon Solutions 3 Limited	Canada	British Columbia

Name	Country	State/Province
IAO Actuarial Consulting Services Inc.	Canada	Ontario
J. Allan Brown Consultants, Inc.	Canada	British Columbia
K & K Insurance Brokers, Inc. Canada	Canada	Ontario
Linx Underwriting Solutions Inc.	Canada	Ontario
Minet Inc.	Canada	Quebec
Townsend (Global Real Estate) GP Ontario Inc.	Canada	Ontario
USLP Underwriting Solutions LP	Canada	Alberta
Stroz Friedberg Canada Inc.	Canada	Ontario
Aon Finance N.S. 9, ULC	Canada	Nova Scotia
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Aon Chile Corredores de Reaseguros Limitada	Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada	Chile
Aon Risk Services Holdings (Chile) Ltda.	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Enterprise Solutions (Shanghai) Co., Ltd.	China
Aon-COFCO Insurance Brokers Co., Ltd.	China
Aon Corporation (Beijing Representative Office)	China
Aon Reinsurance Colombia Limitada Corredores de Reaseguros	Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros	Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.	Colombia
Tecsefin, S.A. en Liquidación	Colombia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Solutions Cyprus Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Republic
Crystal Reinsurance s.r.o.	Czech Republic
ADIS A/S	Denmark
Aon Assessment Denmark A/S	Denmark
Aon Denmark A/S	Denmark

Name	Country	State/Province
Aon Consulting Ecuador S.A.	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
UADBB Aon Baltic (Estonia Branch)	Estonia
Aon (Fiji) Pte Limited	Fiji
ADIS A/S, Suomen sivuliike	Finland
Aon Assessment (Finland) Oy	Finland
Aon Finland Oy	Finland
Aon Services S.à r.l.	France
Aon France	France
Aon Holdings France SNC	France
TRIUM GmbH Insurance Broker	Germany
Karl Köllner GmbH Versicherungsmakler	Germany
Karl Köllner GmbH Marine Insurance Brokers	Germany
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Solutions Germany GmbH	Germany
Aon Trust Germany GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Pensions Insurance Broker GmbH	Germany
Aon Risiko- und Unternehmensberatungs GmbH	Germany
Aon Versicherungsberatungs GmbH	Germany
Aon Assessment GmbH	Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH	Germany
One Underwriting Agency GmbH	Germany
PRORÜCK Rückversicherungs-Aktiengesellschaft	Germany
UNIT Versicherungsmakler GmbH	Germany
UnitedPensions Deutschland AG	Germany
Wannet Sports Insurance GmbH	Germany

Name	Country	State/Province
Aon Insurance Managers Gibraltar Limited	Gibraltar
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar
Aon Greece S.A.	Greece
Aon Solutions Greece S.A.	Greece
Aon Insurance Managers (Guernsey) Limited	Guernsey
Aon Insurance Managers (Holdings) Limited	Guernsey
Aon PMI International Limited	Guernsey
Aon Services (Guernsey) Limited	Guernsey
Lake Erie Real Estate General Partner Limited	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
Townsend Lake Constance GP Limited	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
White Rock Insurance Company PCC Limited	Guernsey
Aon Reinsurance China Limited	Hong Kong
Aon Solutions Hong Kong Limited	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Insurance Agencies (HK) Limited	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited	Hong Kong
Aon Securities (Hong Kong) Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Essar Insurance Services Limited	Hong Kong
Townsend Group Asia Limited	Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC	Hungary
Aon India Insurance Brokers Private Limited	India
Aon Consulting Private Limited	India
PT Aon Reinsurance Brokers Indonesia	Indonesia

Name	Country	State/Province
PT Aon Indonesia	Indonesia
Aon Bahrain W.L.L. (Iraq Branch)	Iraq
Aon Solutions UK Limited (IRL Investment Branch)	Ireland
Aon Assessment (Ireland) Limited	Ireland
Aon Broking Technology Limited	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Commercial Services Ireland Limited	Ireland
Aon Solutions Ireland Limited	Ireland
Aon Insurance Managers (Dublin) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon Treasury Ireland Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Becketts (Trustees) Limited	Ireland
Cut-e Assessment Global Holdings Limited	Ireland
Aon Assessment Solutions Europe Limited	Ireland
Aon Ireland Limited	Ireland
Private Clients Trustees Limited	Ireland
Randolph Finance Unlimited Company	Ireland
The Aon Ireland MasterTrustee DAC	Ireland
Aon Reem Company Limited	Ireland
Aon plc	Ireland
Driftbrook Unlimited Company	Ireland
Aon Reinsurance Israel Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Delek Motors Insurance Agency (2003) Ltd.	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
National Insurance Office Ltd.	Israel

Name	Country	State/Province
Ronnie Elementary Insurance Agency Ltd.	Israel
Aon Reinsurance Italia S.p.A.	Italy
Aon Advisory and Solutions S.r.l.	Italy
Aon Italia S.r.l.	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency	Italy
Global Safe Insurance Broker S.r.l.	Italy
One Underwriting S.r.l.	Italy
Aon Assessment Solutions Europe Limited (Italy Branch)	Italy
Aon Group Japan Limited	Japan
Aon Solutions Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
PayPay Insurance Service Corporation	Japan
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Hewitt Consulting Korea Inc.	Korea, Republic Of (South)
Aon Korea Inc.	Korea, Republic Of (South)
UADBB Aon Baltic (Latvia Branch)	Latvia
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein
One Underwriting UAB	Lithuania
UADBB Aon Baltic	Lithuania
Aon Holdings Luxembourg S.a.r.l.	Luxembourg
Aon Neudorf Finance S.a.r.l.	Luxembourg
Aon Re Canada Holdings S.a.r.l.	Luxembourg
Aon Global Operations Luxembourg S.a.r.l.	Luxembourg
Aon Randolph Luxembourg S.a.r.l.	Luxembourg
TG Voltesso GP S.a.r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg

Name	Country	State/Province
Aon Global Operations SE	Luxembourg
Aon Global Risk Consulting Luxembourg S.à r.l.	Luxembourg
Aon Belgium B.V. (Luxembourg Branch)	Luxembourg
Aon Hong Kong Limited (Macau Branch)	Macau
Aon Reinsurance Malaysia Limited	Malaysia
Aon Malaysia Sdn. Bhd.	Malaysia
Aon Insurance Brokers (Malaysia) Sdn. Bhd.	Malaysia
Aon Malta Affinity Services Limited	Malta
Aon Insurance Managers (Malta) PCC Limited	Malta
Aon Services (Malta) Limited	Malta
White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon (Isle of Man) Limited	Man, Isle of
Aon Corporate Services (Isle of Man) Limited	Man, Isle of
Aon Holdings (Isle of Man) Limited	Man, Isle of
Aon Insurance Managers (Isle of Man) Limited	Man, Isle of
White Rock Insurance PCC (Isle of Man) Limited	Man, Isle of
Aon Solutions Ltd	Mauritius
Aon Mauritius Holdings	Mauritius
Aon Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
E.R.N. Evaluacion de Riesgos Naturales y Antropogenicos, S.A. de C.V.	Mexico
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support, SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico

Name	Country	State/Province
Aon Acore S.a.r.l.	Morocco
Casablanca Intermediation Company S.a.r.l.	Morocco
Aon Delta Netherlands B.V.	Netherlands
Aon International B.V.	Netherlands
Aon 4 B.V.	Netherlands
Alexander & Alexander Holding B.V.	Netherlands
Aon Americas Holdings B.V.	Netherlands
Aon APAC Holdings B.V.	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group Holdings International 1 B.V.	Netherlands
Aon Group Holdings International 2 B.V.	Netherlands
Aon Group International B.V.	Netherlands
Aon Investments Netherlands B.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings International B.V.	Netherlands
Aon Holdings Mid Europe B.V.	Netherlands
Aon LATAM Holdings N.V.	Netherlands
Aon Meeùs Assurantiën B.V.	Netherlands
Aon Nederland C.V.	Netherlands
Aon Netherlands Operations B.V.	Netherlands
Aon Real Estate B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
Bekouw Mendes C.V.	Netherlands
Celinvest Amsterdam B.V.	Netherlands
One Underwriting B.V.	Netherlands
Aon Reinsurance New Zealand Limited	New Zealand

Name	Country	State/Province
Aon Holdings New Zealand	New Zealand
Aon New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon Product Design and Development New Zealand Limited	New Zealand
Aon Norway AS	Norway
Cut-e Nordic AS	Norway
Aon Assessment (Norway) AS	Norway
Aon Majan LLC	Oman
Aon Benfield Panama S.A.	Panama
Aon Broking Services S.A.	Panama
Aon Solutions (PNG) Limited	Papua New Guinea
Aon Risk Services (PNG) Limited	Papua New Guinea
Aon Superannuation (PNG) Limited	Papua New Guinea
Aon Peru Corredores de Reaseguros S.A.	Peru
Aon Peru Corredores de Seguros S.A.	Peru
Aon Soluciones S.A.C.	Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Aon Polska Services Sp. z o.o.	Poland
Aon Polska Sp. z o.o.	Poland
Aon Sp. z o.o.	Poland
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Portugal, S.A.	Portugal
Aon Reinsurance S.A.	Portugal
Aon Reinsurance Puerto Rico, Inc.	Puerto Rico
Aon Risk Solutions of Puerto Rico, Inc.	Puerto Rico
Hewitt Insurance, Inc.	Puerto Rico
Aon Qatar LLC	Qatar
Aon Consulting Romania SRL	Romania
Aon Romania Broker de Asigurare - Reasigurare SRL	Romania

Name	Country	State/Province
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Aon Reinsurance Solutions Saudi Arabia LLC	Saudi Arabia
Aon Hewitt Saudi Arabia LLC	Saudi Arabia
Aon Arabia Insurance Brokers LLC	Saudi Arabia
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Randolph Singapore Pte.	Singapore
Aon Global Operations SE (Singapore Branch)	Singapore
Alexander & Alexander (Asia) Holdings Pte Ltd	Singapore
Aon Reinsurance Solutions Asia Pte. Ltd.	Singapore
Aon Solutions Singapore Pte. Ltd.	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore
Aon Singapore (Broking Centre) Pte. Ltd.	Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte Ltd	Singapore
Aon Singapore Pte. Ltd.	Singapore
Stenhouse (South East Asia) Private Limited	Singapore
Aon Randolph Singapore 2 Pte. Ltd.	Singapore
Aon Randolph Singapore 3 Pte. Ltd.	Singapore
Aon Bratislava s.r.o.	Slovakia
Aon Central and Eastern Europe a.s. (Slovakia Branch)	Slovakia
Mafube Risk and Insurance Consultants (Pty) Ltd	South Africa
TM Insurance Brokers (Pty) Ltd	South Africa
Aon Consulting South Africa (Pty) Ltd	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Ltd	South Africa
Aon South Africa (Pty) Ltd	South Africa
Newshelf 1151 (RF) (Pty) Ltd	South Africa
Fundación Aon Espana	Spain

Name	Country	State/Province
Aon Reinsurance Iberia Correduria de Reaseguros, S.A.U.	Spain
Aon Iberia Correduria de Seguros y Reaseguros, S.A.U.	Spain
Aon Marketing Directo, S.A.U.	Spain
Aon Southern Europe y Cia, S.L.	Spain
Aon Consulting Services SA	Spain
Grupo Innovac Sociedad Correduría de Seguros, S.A.	Spain
Inspiring Benefits, S.L.	Spain
One Underwriting Agencia de Suscripsión, S.L.U.	Spain
CoverWallet Innovations, S.L.U.	Spain
Aon Global Risk Consulting AB	Sweden
Aon Solutions Sweden AB	Sweden
Aon Sweden AB	Sweden
Aon Assessment (Sweden) AB	Sweden
Aon Insurance Managers (Switzerland) AG	Switzerland
Aon Schweiz AG	Switzerland
Assimedia SA	Switzerland
Aon Reinsurance Italia S.p.A., Milano, Succursale di Maroggia (Switzerland Branch)	Switzerland
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon Solutions (Thailand) Ltd.	Thailand
Aon (Thailand) Limited	Thailand
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
Aon Energy Caribbean Limited	Trinidad and Tobago
Aon Solutions Turkey Danismanlik A.S.	Turkey
Aon Sigorta ve Reasurans Brokerligi ve A.S.	Turkey
J.S. Johnson & Company (Turks & Caicos) Limited	Turks And Caicos Islands

Name	Country	State/Province
Aon Ukraine LLC	Ukraine
Aon Finland Oy (Rep. office) (Ukraine Branch)	Ukraine
Aon (DIFC) Gulf Limited	United Arab Emirates
Aon Reinsurance Solutions MENA Limited	United Arab Emirates
Aon Solutions Middle East Limited	United Arab Emirates
Aon Solutions Middle East Limited (Abu Dhabi branch)	United Arab Emirates
Aon Management Services (Middle East) Limited	United Arab Emirates
Aon Middle East Co LLC	United Arab Emirates
Aon Retirement Solutions Limited	United Arab Emirates
Cut-e Consult DMCC	United Arab Emirates
Stroz Friedberg Risk Management Limited	United Arab Emirates
Aon Middle East Consulting LLC	United Arab Emirates
McLagan Partners, Inc. (Dubai Branch)	United Arab Emirates
Aon Neudorf Finance S.a.r.l. (Dubai Branch)	United Arab Emirates
Aon Investments Europe Limited	United Kingdom
Aon Russell Limited	United Kingdom
Aon Finance UK 3 Limited	United Kingdom
Aon Finance UK 4 Limited	United Kingdom
Aon Minet Pension Trustees Limited	United Kingdom
Aon Finance UK 5 Limited	United Kingdom
Acumen Credit Insurance Brokers Limited	United Kingdom
Alexander Clay	United Kingdom
Aon ANZ Holdings Limited	United Kingdom
Aon Assessment (UK) Limited	United Kingdom
Aon UK Holdings Limited	United Kingdom
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting Limited	United Kingdom
Aon DC Trustee Limited	United Kingdom
Aon Delta UK Limited	United Kingdom

Name	Country	State/Province
Aon Global Holdings 1 Limited	United Kingdom
Aon Global Holdings 2 Limited	United Kingdom
Aon Global Holdings plc	United Kingdom
Aon Solutions UK Limited	United Kingdom
Aon Holdings Limited	United Kingdom
Aon Overseas Holdings Limited	United Kingdom
Aon Pension Trustees Limited	United Kingdom
Aon Global Limited	United Kingdom
Aon Risk Services (NI) Limited	United Kingdom
Aon Securities Limited	United Kingdom
Aon Southern Europe UK Limited	United Kingdom
Aon Trust Corporation Limited	United Kingdom
Aon UK Group Limited	United Kingdom
Aon UK Holdings Intermediaries Limited	United Kingdom
Aon UK Limited	United Kingdom
Aon UK Trustees Limited	United Kingdom
Aon US & International Holdings Limited	United Kingdom
Bacon & Woodrow Partnerships Limited	United Kingdom
Beaubien Finance Limited	United Kingdom
Beaubien UK Finance Limited	United Kingdom
Benton Finance Limited	United Kingdom
Contractsure Limited	United Kingdom
CoSec 2000 Limited	United Kingdom
Doveland Services Limited	United Kingdom
E.W. Blanch Holdings Limited	United Kingdom
Gotham Digital Science Ltd	United Kingdom
Henderson Insurance Brokers Limited	United Kingdom
Henderson Risk Management Limited	United Kingdom
Aon Investments Limited	United Kingdom

Name	Country	State/Province
Aon Global Holdings Intermediaries Limited	United Kingdom
International Space Brokers Europe Limited	United Kingdom
International Space Brokers Limited	United Kingdom
McLagan (Aon) Limited	United Kingdom
Minet Group	United Kingdom
Portus Consulting Limited	United Kingdom
Portus Online LLP	United Kingdom
SLE Worldwide Limited	United Kingdom
Stroz Friedberg Limited	United Kingdom
The Aon MasterTrustee Limited	United Kingdom
Townsend Group Europe Limited	United Kingdom
Aon Finance UK 1 Limited	United Kingdom
Aon Randolph UK Limited	United Kingdom
Aon Finance UK 2 Limited	United Kingdom
McLagan Partners, Inc. (UK Branch)	United Kingdom
One Underwriting B.V. (UK Branch)	United Kingdom
Aon Belgium B.V. (UK Branch)	United Kingdom
Blanch Americas Inc.	United States	Delaware
E.W. Blanch International Inc.	United States	Delaware
Access Plans USA, Inc.	United States	Oklahoma
Affinity Insurance Services, Inc.	United States	Pennsylvania
AIS Affinity Insurance Agency, Inc.	United States	California
AIS Insurance Agency, Inc.	United States	Washington
Alexander Reinsurance Intermediaries, Inc.	United States	New York
Allen Insurance Associates, Inc.	United States	California
Alliance HealthCard of Florida, Inc.	United States	Georgia
Alliance HealthCard, Inc.	United States	Georgia
American Insurance Services Corp.	United States	Texas
AMXH, LLC	United States	Delaware

Name	Country	State/Province
Aon Benefit Solutions Inc.	United States	Oklahoma
Aon Fac, Inc.	United States	Illinois
Aon Reinsurance Holdings, Inc.	United States	Delaware
Aon Re, Inc.	United States	Illinois
Aon Chile Holdings, LLC	United States	Delaware
Aon Consulting & Insurance Services	United States	California
Aon Consulting, Inc.	United States	New York
Aon Consulting, Inc.	United States	New Jersey
Aon Corporation	United States	Delaware
Aon Edge Insurance Agency, Inc.	United States	Florida
Aon Finance US 1, LLC	United States	Delaware
Aon Finance US 2, LLC	United States	Delaware
Aon Financial & Insurance Solutions, Inc.	United States	California
Aon Foundation	United States	Illinois
Aon Group, Inc.	United States	Maryland
Aon Investments USA Inc.	United States	Illinois
Aon Insurance Agency LLC	United States	Delaware
Aon Insurance Managers (USA) Inc.	United States	Vermont
Aon International Holdings, Inc.	United States	Maryland
Aon Life Agency of Texas, Inc.	United States	Texas
Aon Mexico Holdings, LLC	United States	Delaware
Aon Premium Finance, LLC	United States	Delaware
Aon Private Risk Management Insurance Agency, Inc.	United States	Illinois
Aon Property Risk Consulting, Inc.	United States	New York
Aon Realty Services, Inc.	United States	Pennsylvania
Aon Retirement Plan Advisors, LLC	United States	Delaware
Aon Risk Consultants, Inc.	United States	Illinois
Aon Risk Insurance Services West, Inc.	United States	California
Aon Risk Services (Holdings) of Latin America, Inc.	United States	Delaware

Name	Country	State/Province
Aon Risk Services (Holdings) of the Americas, Inc.	United States	Illinois
Aon Risk Services Central, Inc.	United States	Illinois
Aon Risk Services Companies, Inc.	United States	Maryland
Aon Risk Services Northeast, Inc.	United States	New York
Aon Risk Services South, Inc.	United States	North Carolina
Aon Risk Services Southwest, Inc.	United States	Texas
Aon Risk Services, Inc. of Florida	United States	Florida
Aon Risk Services, Inc. of Hawaii	United States	Hawaii
Aon Risk Services, Inc. of Maryland	United States	Maryland
Aon Risk Services, Inc. of Washington, D.C.	United States	District of Columbia
Aon Securities LLC	United States	Delaware
Aon Service Corporation	United States	Illinois
Aon Services Group, Inc.	United States	Delaware
Aon Special Risk Resources, Inc.	United States	Delaware
Aon TC Holdings, Inc.	United States	New Jersey
Aon Trust Company LLC	United States	Illinois
Aon Underwriting Managers, Inc.	United States	Delaware
Aon US Holdings 2, Inc.	United States	Delaware
Aon US Holdings, Inc.	United States	Delaware
Aon Ward Financial Corporation	United States	Ohio
Aon/Albert G. Ruben Insurance Services, Inc.	United States	California
ARM International Corp.	United States	New York
ARM International Insurance Agency Corp.	United States	Ohio
ARMRISK CORP.	United States	New Jersey
AS Holdings, Inc.	United States	Delaware
ASPN Insurance Agency, LLC	United States	Delaware
Association of Rural and Small Town Americans	United States	Missouri
Assurance Licensing Services, Inc.	United States	Illinois
B E P International Corp.	United States	New Jersey

Name	Country	State/Province
Benefit Marketing Solutions, L.L.C.	United States	Oklahoma
BMS Insurance Agency, L.L.C.	United States	Oklahoma
Bowes & Company, Inc., of New York	United States	New York
Cammack Health LLC	United States	New York
Cananwill Corporation	United States	Delaware
Cananwill, Inc.	United States	Pennsylvania
Cananwill, Inc.	United States	California
CEREP III Secondary Manager, LLC	United States	Delaware
CFSSG Real Estate Partners I, LLC	United States	Delaware
CFSSG Real Estate Partners II, LLC	United States	Delaware
CIF-H GP LLC	United States	Delaware
Citadel Insurance Managers, Inc.	United States	California
Coalition for Benefits Equality and Choice	United States	California
Custom Benefit Programs, Inc.	United States	New Jersey
cut-e USA Inc.	United States	New York
Elysium Digital, L.L.C.	United States	Delaware
Financial & Professional Risk Solutions, Inc.	United States	Illinois
Futurity Group, Inc.	United States	Nevada
Gotham Digital Science, LLC	United States	Delaware
GPE IV Korea Feeder General Partner, LLC	United States	Delaware
GTCR/AAM Blocker Corp.	United States	Delaware
HCI Townsend USA Fund Managers LLC	United States	Delaware
Healthy Paws Pet Insurance LLC	United States	Washington
Aon Solutions US, LLC	United States	Delaware
Aon North America, Inc.	United States	Delaware
Huntington T. Block Insurance Agency, Inc.	United States	District of Columbia
Impact Forecasting, L.L.C.	United States	Illinois
INPOINT, INC.	United States	Illinois
International Risk Management (Americas), Inc.	United States	Ohio

Name	Country	State/Province
International Space Brokers, Inc.	United States	Virginia
IRM/GRC Holding Inc.	United States	Delaware
JDPT Manager, LLC	United States	Delaware
Johnson Rooney Welch, Inc.	United States	California
K & K Insurance Group, Inc.	United States	Indiana
KVT GP, LLC	United States	Delaware
Lake Tahoe II GP, LLC	United States	Delaware
Lake Tahoe III GP, LLC	United States	Delaware
Lake Tahoe IV GP, LLC	United States	Delaware
McLagan Partners Asia, Inc.	United States	Delaware
McLagan Partners, Inc.	United States	Delaware
Farmington Administrative Services, LLC	United States	Connecticut
Minet Holdings Inc.	United States	New York
Minet Re North America, Inc.	United States	Georgia
Modern Survey, Inc.	United States	Minnesota
Muirfield Underwriters, Ltd.	United States	Delaware
Paragon Strategic Solutions Inc.	United States	Delaware
PathWise Solutions Group LLC	United States	Delaware
Penn Square I, LLC	United States	Delaware
Penn Square II, LLC	United States	Delaware
Penn Square Manager I, LLC	United States	Delaware
Penn Square Manager II, LLC	United States	Delaware
PGOF I, LLC	United States	Delaware
PGOF Manager I, LLC	United States	Ohio
Premier Auto Finance, Inc.	United States	Delaware
Private Equity Partnership Structures I, LLC	United States	Delaware
Protective Marketing Enterprises, Inc.	United States	Tennessee
SA Special Situations General Partner, LLC	United States	Delaware
Scritch Inc.	United States	Texas

Name	Country	State/Province
Specialty Benefits, Inc.	United States	Indiana
Strategic Manager-III, LLC	United States	Delaware
Stroz Friedberg Inc.	United States	Delaware
Stroz Friedberg Investigations LLC	United States	Delaware
Stroz Friedberg, LLC	United States	New York
The Key West Saxon Group, LLC	United States	Florida
The Townsend Group, LLC	United States	Ohio
Townsend Alpha Manager I, LLC	United States	Delaware
Townsend Alpha Manager II, LLC	United States	Delaware
Townsend Alpha Manager III, LLC	United States	Delaware
Townsend Holdings LLC	United States	Delaware
Townsend REF GP, LLC	United States	Delaware
TownSquare Alpha Manager I-A, LLC	United States	Delaware
TTG Core Plus Investments, LLC	United States	Delaware
TTG German Investments I, LLC	United States	Ohio
TTG Manager, LLC	United States	Delaware
Underwriters Marine Services, Inc.	United States	Louisiana
Ward Financial Group, Inc.	United States	Ohio
West Lake General Partner, LLC	United States	Delaware
West Lake II GP, LLC	United States	Delaware
White Rock (District of Columbia) PCC Ltd.	United States	District of Columbia
White Rock USA Ltd.	United States	Vermont
Worldwide Integrated Services Company	United States	Texas
Wrapid Specialty, Inc.	United States	California
WT Government Services, LLC	United States	Delaware
WT Technologies, LLC	United States	Delaware
Townsend Great Lakes and Plains GP, LLC	United States	Delaware
Townsend Strategic Ventures GP, LLC	United States	Delaware
CoverWallet, Inc.	United States	Delaware

Name	Country	State/Province
CoverWallet Science, Inc.	United States	Delaware
Aon Advantage Funds Holding Corporation	United States	Delaware
Aon Advantage Funds LLC	United States	Delaware
Aon IP Advantage Fund GP LLC	United States	Delaware
Townsend Opportunity Zone Fund GP, LLC	United States	Delaware
Aon KHF Fund GP LLC	United States	Delaware
Aon IP Advantage Blocker LLC	United States	Delaware
Aon IP Advantage Fund LP	United States	Delaware
Membership Leasing Trust	United States	Delaware
Crescent Meadow, LLC	United States	Delaware
NJM Fund GP, LLC	United States	Delaware
KKT GP, LLC	United States	Delaware
Aon M&G IP Credit Fund GP LLC	United States	Delaware
Aon Investments Holdco LLC	United States	Delaware
Aon Private Credit Opportunities GP LLC	United States	Delaware
TTG FRELD General Partner, LLC	United States	Delaware
East Sea GP, LLC	United States	Delaware
Aon Latin America S.A.	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon, C.A.	Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros C.A.	Venezuela
Aon Vietnam Limited	Vietnam